LEASE SCHEDULE

LEASE SCHEDULE NUMBER 1                  TO MASTER LEASE AGREEMENT NUMBER  11113
                                                                           -----


This Lease Schedule incorporates the terms and conditions of a certain Master Lease Agreement, dated as of the ____ day of , 1999 (the "Master Lease") by and between PRIME LEASING, INC., O'Hare International Center, 10275 W. Higgins Road, Rosemont, Illinois 60018 (the "Lessor"), and WHITE ROCK JV, LTD., 9603 White Rock Trail, Dallas, TX 75238 (the "Lessee").

THIS IS A NON-CANCELABLE LEASE SCHEDULE.

1.   Initial  Term:  48  months  commencing  with  the  first  day of the  month
     immediately   following  the  Commencement  Date  (or  beginning  with  the
     Commencement Date if that date is the first day of the month.)

2.   Rental Payments: $16,698.00 per month, plus any and all applicable taxes.

     Advance  Payments  receivable  by  Lessor  as  of  the  Commencement  Date:
     $16,698.00 which will be applied to the first month's rent payable under this Lease Schedule.

3. Deposit. LESSEE will deliver to LESSOR on February 1, 2000 the sum of Sixteen Thousand Six Hundred Ninety-Eight and No/100 Dollars ($16,698.00) in immediately available funds (the "Deposit"). The Deposit shall continue to be held by LESSOR, without liability for interest, as the Deposit under this Master Lease. The Deposit may be applied by LESSOR, at LESSOR'S sole option, for any past due amount due under this Master Lease. If LESSEE is not in default under the terms of this Master Lease, any portion of the Deposit not applied by LESSOR as payment of rent or any past due amount under this Master Lease, shall be distributed by LESSOR as follows; first, towards the payment of the rent due on the last month of this Master Lease; and second after termination of this Master Lease and contingent on LESSEE complying with all of the terms of this Master Lease, any remaining amount to LESSEE.

4. Conditions Precedent. LESSOR'S obligations under this Lease Schedule are subject to the following conditions precedent:


     a. LESSEE shall have leased that certain real property and improvements ("Premises") located at 9603 White Rock Trail, Dallas County, Dallas, TX 75238;

     b. LESSOR shall have received approval for this Master Lease from LESSOR'S Executive Committee;


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     c.   LESSOR  shall have  received  the  Guaranty  (as defined in Section 8, below);

     d. Lessor shall have received a landlord's waiver from the landlord of the Premises, in form satisfactory to LESSOR, waiving landlord's rights in and to the Equipment; and

     e. LESSOR shall have received any other document reasonably requested from LESSEE by LESSOR.

5.   Equipment: See Equipment Schedule attached hereto and made a part hereof.

6. Commencement Date:_______________, 1999, as evidenced by the Certificate of Acceptance, issued in respect to this Lease Schedule.


7. End of Lease Options: At the end of the Initial Term, Lessee has the option to: (A) purchase all, but not less than all, of the Equipment at Fair Market Value, as described in the Master Lease; (B) renew the lease of all, but not less than all, of the Equipment at a Monthly Rent based on the then Fair Market Value of the Equipment; or (C) return all, but not less than all, of the Equipment, subject to the terms and conditions as stipulated in the Master Lease.

8. Guaranty. By its signature below, PHYMED, INC., a Texas corporation ("PARENT"), agrees that it will execute a Guaranty, dated as of the date hereof, that is acceptable to LESSOR, at LESSOR'S sole discretion, whereby PARENT will guarantee to LESSOR, the due, regular and punctual payment of all of LESSEE'S obligations herein, including all rents due herein.

9. Entire Agreement: LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE SCHEDULE AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE SCHEDULE, THE MASTER LEASE AND ALL RIDERS THERETO SHALL CONSTITUTE THE ENTIRE AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY UNIT OF EQUIPMENT.

THIS LEASE SCHEDULE IS EFFECTIVE ONLY UPON ACCEPTANCE BY LESSOR AT ITS CORPORATE OFFICE IN ROSEMONT, ILLINOIS.


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Accepted on _____________________, 1999, at Rosemont, Illinois.


PRIME LEASING, INC.                        White Rock JV, Ltd.
(Lessor)                                   (Lessee)
                                           By: PHYMED, INC. as General Partner

By:___________________________________     By:__________________________________

Name (Printed):_______________________     Name (Printed):______________________

Title:________________________________     Title:_______________________________

                                           Date: _________________________, 1999


PHYMED, INC.,
(Parent)



By:___________________________________

Name (Printed):_______________________

Title:________________________________

Date: October ___, 1999













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                               EQUIPMENT SCHEDULE

                                       TO

                             LEASE SCHEDULE NUMBER 1

                                       TO

                       MASTER LEASE AGREEMENT NUMBER 11113
                                                     -----

Quantity          Description of Equipment                         Serial Number
--------          ------------------------                         -------------
   1              1996 Siemens Magnatom 1.5 T Vision MRI               7170

                  All Accounts Receivable as generated from the use of the Siemens MRI as listed above

















                   EQUIPMENT LOCATION: 9603 White Rock Trail,
                                Dallas, TX 75238
















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